UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

Achillion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33095	52-2113479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 George Street New Haven, CT		06511
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 624-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2011, Achillion Pharmaceuticals, Inc. (the “Company”) filed a certificate of amendment to its amended and restated certificate of incorporation in order to increase the number of shares of the Corporation’s Common Stock, par value $0.001 per share, authorized for issuance from 100,000,000 to 200,000,000 (the “Certificate of Amendment”).

The foregoing description of the Certificate of Amendment is only a summary and is qualified in its entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 8, 2011, the Company held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). Five proposals were voted on at the meeting: (1) the election of each of Michael Kishbauch, Robert Van Nostrand and Nicole Vitullo as Class II directors to serve until the Company’s 2014 Annual Meeting of Stockholders, (2) the approval of an advisory vote on executive compensation, (3) to hold an advisory vote on the frequency of future executive compensation advisory votes; (4) the approval of an amendment to the Amended and Restated Certificate of Incorporation of the Corporation to increase the number of shares of the Corporation’s Common Stock, par value $0.001 per share, authorized for issuance from 100,000,000 to 200,000,000; and (5) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Stockholders of record at the close of business on April 14, 2011 were entitled to vote at the Annual Meeting. As of April 14, 2011, there were 58,400,302 shares of common stock outstanding and entitled to vote. A quorum consisting of 48,331,342 shares of common stock of the Company were present or represented at the meeting.

All of the proposals requiring approval were approved by the requisite vote necessary, and the votes with respect to each of the proposals are set forth below.

(1) The election of each of Michael Kishbauch, Robert Van Nostrand and Nicole Vitullo as Class II directors to serve until the Company’s 2014 Annual Meeting of Stockholders:

Director Nominee	For	Withheld	Broker Non-Votes

Michael Kishbauch	41,446,903	155,420	6,729,019

Robert Van Nostrand	41,447,907	154,416	6,729,019

Nicole Vitullo	41,426,708	175,615	6,729,019

(2) To approve an advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes

41,547,084	38,608	16,631	6,729,019

(3) To hold an advisory vote on the frequency of future executive compensation advisory votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

34,921,053	5,286,244	1,329,521	65,505	6,729,019

(4) To approve an amendment to the Amended and Restated Certificate of Incorporation of the Corporation to increase the number of shares of the Corporation’s Common Stock, par value $0.001 per share, authorized for issuance from 100,000,000 to 200,000,000:

For	Against	Abstain

45,186,690	2,988,204	156,448

(5) The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

For	Against	Abstain

47,841,643	475,150	14,549

Based on these results and consistent with the Board’s previous recommendation, the Board has determined that the Company will hold an advisory vote to approve the compensation of the Company’s named executive officers every one year.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2011

ACHILLION PHARMACEUTICALS, INC.

By:	/s/ Mary Kay Fenton
Mary Kay Fenton
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company.